Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS

At September 30, 2022

(unaudited)

	Principal	Value
ASSET-BACKED SECURITY - 0.4%
American Express Credit Account Master Trust
Class A, Series 2022-3,
3.75%, 08/15/2027	$ 625,000	$ 608,939

Total Asset-Backed Security (Cost $609,107)		608,939

CORPORATE DEBT SECURITIES - 17.5%
Banks - 8.2%
BAC Capital Trust XIV
3-Month LIBOR + 0.40%, 4.00% (A), 10/17/2022 (B)	779,000	570,588
Banco Santander Chile
3.18%, 10/26/2031 (C)	945,000	749,867
Bank of America Corp.
4.18%, 11/25/2027 (D)	476,000	441,203
CPI-YoY + 1.10%, 9.36% (A), 11/19/2024	5,000,000	5,211,700
Barclays Bank PLC
CPI-YoY + 1.00%, 10.06% (A), 05/22/2023	2,600,000	2,550,829
Citigroup, Inc.
Fixed until 11/03/2031, 2.52% (A), 11/03/2032	490,000	371,261
CPI-YoY + 0.00%, 11.40% (A), 03/27/2025	1,000,000	1,027,050
Corestates Capital II
3-Month LIBOR + 0.65%, 3.16% (A), 01/15/2027 (C)	244,000	229,970
Intesa Sanpaolo SpA
Fixed until 06/01/2041, 4.95% (A), 06/01/2042 (C)	309,000	183,511
NatWest Group PLC
Fixed until 08/28/2030, 3.03% (A), 11/28/2035	499,000	353,467
Standard Chartered PLC
Fixed until 07/26/2025 (B), 6.00% (A) (C) (D)	222,000	196,954
UniCredit SpA
Fixed until 06/30/2030, 5.46% (A), 06/30/2035 (C)	660,000	486,382

		12,372,782

Capital Markets - 1.4%
Deutsche Bank AG
Fixed until 05/28/2031, 3.04% (A), 05/28/2032	1,000,000	716,346
Goldman Sachs Group, Inc.
Fixed until 07/21/2031, 2.38% (A), 07/21/2032	800,000	602,912
Fixed until 11/10/2022 (B), 5.00% (A)	759,000	704,959
Morgan Stanley
Fixed until 09/16/2031, 2.48% (A), 09/16/2036	167,000	119,615

		2,143,832

Chemicals - 1.0%
Albemarle Corp.
4.65%, 06/01/2027 (D)	1,000,000	958,974
5.65%, 06/01/2052	630,000	558,517

		1,517,491

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies - 0.2%
Triton Container International Ltd.
3.15%, 06/15/2031 (C)	$ 402,000	$ 294,297

Consumer Finance - 0.2%
Ford Motor Credit Co. LLC
2.90%, 02/16/2028	420,000	330,947

Food Products - 0.4%
Smithfield Foods, Inc.
5.20%, 04/01/2029 (C)	670,000	625,212

Hotels, Restaurants & Leisure - 0.4%
Warnermedia Holdings, Inc.
5.14%, 03/15/2052 (C)	788,000	571,733

Insurance - 0.9%
Enstar Group Ltd.
3.10%, 09/01/2031	588,000	417,386
Hartford Financial Services Group, Inc.
3-Month LIBOR + 2.13%, 5.03% (A), 02/12/2067 (C)	1,051,000	865,144

		1,282,530

Metals & Mining - 2.7%
Anglo American Capital PLC
3.88%, 03/16/2029 (C)	1,850,000	1,590,740
Glencore Funding LLC
2.63%, 09/23/2031 (C) (D)	393,000	294,431
2.85%, 04/27/2031 (C)	1,197,000	925,707
Newcrest Finance Pty Ltd.
5.75%, 11/15/2041 (C)	515,000	458,615
South32 Treasury Ltd.
4.35%, 04/14/2032 (C)	1,013,000	870,846

		4,140,339

Multiline Retail - 0.1%
Nordstrom, Inc.
4.25%, 08/01/2031	193,000	131,628

Oil, Gas & Consumable Fuels - 1.7%
Apache Corp.
4.25%, 01/15/2030 (D)	400,000	349,800
Enbridge, Inc.
Fixed until 07/15/2027, 5.50% (A), 07/15/2077	874,000	768,542
Energy Transfer LP
4.95%, 05/15/2028	260,000	243,231
Fixed until 02/15/2023 (B), 6.25% (A) (D)	755,000	619,100
EnLink Midstream Partners LP
Fixed until 12/15/2022 (B), 6.00% (A)	142,000	106,127
Enterprise Products Operating LLC
3.70%, 01/31/2051	438,000	308,024
Fixed until 08/16/2027, 5.25% (A), 08/16/2077	278,000	232,296

		2,627,120

Transamerica Series Trust	Page 1

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At September 30, 2022

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment - 0.3%
Broadcom, Inc.
2.60%, 02/15/2033 (C)	$ 710,000	$ 506,791

Total Corporate Debt Securities (Cost $30,551,553)		26,544,702

FOREIGN GOVERNMENT OBLIGATIONS - 24.8%
Australia - 3.5%
Australia Government Bonds
0.75%, 11/21/2027 (E)	AUD 2,800,000	1,938,224
2.50%, 09/20/2030 (E)	3,775,000	3,347,131

		5,285,355

Canada - 2.8%
Canada Government Real Return Bonds
4.00%, 12/01/2031	CAD 1,005,180	896,281
4.25%, 12/01/2026	4,270,718	3,430,171

		4,326,452

France - 3.6%
French Republic Government Bonds OAT
0.70%, 07/25/2030 (E)	EUR 4,092,375	4,164,344
3.15%, 07/25/2032 (E)	1,009,127	1,245,164

		5,409,508

Germany - 3.3%
Deutsche Bundesrepublik Inflation-Linked Bonds
0.10%, 04/15/2026 (E)	3,613,371	3,610,538
0.50%, 04/15/2030 (E)	1,384,385	1,413,913

		5,024,451

Japan - 3.0%
Japan Government CPI-Linked Bonds
0.01%, 03/10/2031	JPY 206,308,000	1,512,422
0.10%, 03/10/2026	416,780,000	3,006,414

		4,518,836

Mexico - 0.5%
Mexico Government International Bonds
4.28%, 08/14/2041	$ 1,047,000	762,142

New Zealand - 2.9%
New Zealand Government Inflation-Linked Bonds
2.00%, 09/20/2025 (E)	NZD 6,500,000	4,456,177

United Kingdom - 5.2%
U.K. Inflation-Linked Gilt
0.13%, 03/22/2024 - 03/22/2044 (E)	GBP 5,908,818	6,753,791
1.25%, 11/22/2032 (E)	948,066	1,179,091

		7,932,882

Total Foreign Government Obligations (Cost $44,560,989)		37,715,803

MORTGAGE-BACKED SECURITY - 0.8%
One Bryant Park Trust
Series 2019-OBP, Class A,
2.52%, 09/15/2054 (C)	$ 1,500,000	1,232,615

Total Mortgage-Backed Security (Cost $1,322,578)		1,232,615

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 53.7%
U.S. Treasury - 2.7%
U.S. Treasury Bonds
3.25%, 05/15/2042	$ 3,000,000	$ 2,662,969
3.38%, 08/15/2042 (D)	1,600,000	1,449,500

		4,112,469

U.S. Treasury Inflation-Protected Securities - 51.0%
U.S. Treasury Inflation-Protected Indexed Bonds
0.13%, 02/15/2051	1,564,736	976,310
0.63%, 02/15/2043	5,541,238	4,244,819
0.75%, 02/15/2042 - 02/15/2045	10,240,247	8,040,296
1.00%, 02/15/2046	1,750,574	1,413,110
1.38%, 02/15/2044	1,652,625	1,465,048
2.00%, 01/15/2026	2,985,500	2,977,162
2.38%, 01/15/2025 - 01/15/2027	8,350,733	8,422,077
3.63%, 04/15/2028	1,099,086	1,194,891
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 01/15/2023 - 01/15/2032	13,643,534	12,456,239
0.25%, 01/15/2025 - 07/15/2029	5,100,967	4,687,309
0.38%, 07/15/2023 - 07/15/2027	12,353,390	11,700,594
0.50%, 01/15/2028	5,068,769	4,703,791
0.63%, 04/15/2023 - 01/15/2026	8,069,410	7,814,229
0.63%, 07/15/2032 (D)	3,569,020	3,234,912
0.75%, 07/15/2028	4,485,178	4,213,673

		77,544,460

Total U.S. Government Obligations (Cost $90,026,638)		81,656,929

	Shares	Value
PREFERRED STOCK - 0.2%
Banks - 0.2%
US Bancorp,
Series A, 3-Month LIBOR + 1.02%, 3.53% (A)	500	372,500

Total Preferred Stock (Cost $416,875)		372,500

SHORT-TERM INVESTMENT COMPANY - 1.8%
Money Market Fund - 1.8%
State Street Institutional U.S. Government Money Market Fund, 2.91% (F)	2,748,899	2,748,899

Total Short-Term Investment Company (Cost $2,748,899)		2,748,899

OTHER INVESTMENT COMPANY - 3.4%
Securities Lending Collateral - 3.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.03% (F)	5,110,956	5,110,956

Total Other Investment Company (Cost $5,110,956)		5,110,956

Total Investments (Cost $175,347,595)		155,991,343
Net Other Assets (Liabilities) - (2.6)%		(3,899,231)

Net Assets - 100.0%		$ 152,092,112

Transamerica Series Trust	Page 2

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At September 30, 2022

(unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	01/26/2023	USD	3,978,692	CAD	5,300,000	$138,346	$—
JPMS	01/26/2023	USD	10,604,251	EUR	10,582,000	135,708	—
JPMS	01/26/2023	USD	7,770,587	GBP	6,800,000	169,997	—
JPMS	01/26/2023	USD	4,584,391	JPY	649,000,000	34,567	—
JPMS	01/26/2023	USD	3,981,583	NZD	6,755,000	197,869	—
JPMS	01/27/2023	USD	5,088,494	AUD	7,600,000	215,719	—

Total						$892,206	$—

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Security	$—	$608,939	$—	$608,939
Corporate Debt Securities	—	26,544,702	—	26,544,702
Foreign Government Obligations	—	37,715,803	—	37,715,803
Mortgage-Backed Security	—	1,232,615	—	1,232,615
U.S. Government Obligations	—	81,656,929	—	81,656,929
Preferred Stock	372,500	—	—	372,500
Short-Term Investment Company	2,748,899	—	—	2,748,899
Other Investment Company	5,110,956	—	—	5,110,956

Total Investments	$8,232,355	$147,758,988	$—	$155,991,343

Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$892,206	$—	$892,206

Total Other Financial Instruments	$—	$892,206	$—	$892,206

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Perpetual maturity. The date displayed is the next call date.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the total value of 144A securities is $10,082,815, representing 6.6% of the Portfolio’s net assets.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,094,304, collateralized by cash collateral of $5,110,956 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,110,743. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2022, the total value of Regulation S securities is $28,108,373, representing 18.5% of the Portfolio’s net assets.
(F)	Rates disclosed reflect the yields at September 30, 2022.
(G)	There were no transfers in or out of Level 3 during the period ended September 30, 2022. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).

Transamerica Series Trust	Page 3

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At September 30, 2022

(unaudited)

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATIONS:

CPI-YoY	Consumer Price Index-Year over Year
LIBOR	London Interbank Offered Rate

Transamerica Series Trust	Page 4

Transamerica PineBridge Inflation Opportunities VP

NOTES TO SCHEDULE OF INVESTMENTS

At September 30, 2022

(unaudited)

INVESTMENT VALUATION

Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) is a series of the Transamerica Series Trust.

Pursuant to the requirements set forth in SEC Rule 2a-5, effective September 8, 2022, the Board has designated the Portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), to perform fair value determination on behalf of the Portfolio, subject to the oversight of the Board. TAM is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information needed to oversee TAM’s fair value determinations. All investments in securities are recorded at their estimated fair value. TAM values the Portfolio’s investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at September 30, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Page 5

Transamerica PineBridge Inflation Opportunities VP

NOTES TO SCHEDULE OF INVESTMENTS (continued)

At September 30, 2022

(unaudited)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Page 6